UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: March 1, 2007

FEDERATED DEPARTMENT STORES, INC.

7 West Seventh Street, Cincinnati, Ohio 45202 (513) 579-7000

-and-

151 West 34th Street, New York, New York 10001 (212) 494-1602

Delaware	1-13536	13-3324058
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(e)	Compensatory Arrangements of Certain Officers.

     On March 1, 2007, the Compensation and Management Development Committee of the Board of Directors of Federated Department Stores, Inc. (the "Company") approved special awards of restricted stock and stock options to Terry J. Lundgren, the Company's chairman, president and chief executive officer. The grants were made under the Company's 1995 Executive Equity Incentive Plan (the "Plan").

     Pursuant to the approval, the Company granted Mr. Lundgren 75,000 shares of restricted stock and 500,000 stock options. The stock options have a term of ten years and an exercise price of $44.67. Both the shares of restricted stock and the stock options vest 100% on February 28, 2011.

FEDERATED DEPARTMENT STORES, INC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERATED DEPARTMENT STORES, INC.

Dated: March 5, 2007	By: /s/ Joel A. Belsky
Name: Joel A. Belsky
Title: Vice President and Controller